EXHIBIT 99.1

Vignette Reports Sixth Consecutive Quarter of Non-GAAP Profitability;
 Company Adds New Customers and Strengthens Balance Sheet During Q1 of 2006

    AUSTIN, Texas--(BUSINESS WIRE)--April 20, 2006--Vignette Corporation (NASDAQ:VIGN) today announced financial results for the first quarter of 2006. Total revenue for the first quarter of 2006 was $46.9 million, up 3% from the first quarter of 2005. Vignette also added nearly $5 million in cash, cash equivalents and short term investments during the quarter, bringing the total cash and short-term equivalents balance to more than $200 million.
    On a GAAP basis, Vignette's net income for the quarter was $1.4 million and EPS was $0.05 on a fully diluted basis. On a non-GAAP basis, Vignette's net income for the quarter was $3.7 million and EPS was $0.12 on a fully diluted basis. Non-GAAP results exclude purchased in-process research and development, acquisition-related charges, stock option expense, amortization expense for certain intangible assets, and one-time charges and gains. One-time charges and gains generally relate to business restructuring, investment and fixed asset impairment. A reconciliation of net income calculated in accordance with GAAP and non-GAAP net income is provided in the tables immediately following the condensed consolidated balance sheets and a further description of non-GAAP adjustments can be found under the caption "Non-GAAP Financial Information" below.
    "Our first quarter results show good progress as we continue to drive profitable growth," said Mike Aviles, Vignette's new president and chief executive officer. "Our goal is to build Vignette into a market leader by driving superior value for our shareholders, customers and employees."

    Quarterly Milestones

    New Business

    Vignette recognized orders from new and existing customers during the quarter including Baystate Health Inc., Caisse d'Epargne, Catholic Health Initiatives, Chemtura Corp., County of Santa Clara, Geisinger System Services, HealthSouth Corp., Herman Miller Inc., ING Australia, JP Morgan Chase & Co., Orbitall, News Interactive, University of Michigan, Singtel Optus Pty Ltd., The Stanley Works, Toll Brothers Inc., UBS AG Zuerich, U.S. Department of Transportation and WellCare Health Plans.

    Enhanced Solutions

    Vignette continued to enhance its Enterprise Content Management suite by integrating its world-class Portal software with its Imaging and Workflow solutions. The integration, which became available with the release of Vignette Builder 7.1, enables customers to leverage both their structured and unstructured content through a corporate Web site, Intranet or Extranet. Vignette IDM 20.1, the foundation for Vignette's Imaging and Workflow solution, was released for limited availability with feature enhancements for image capture, forms, workflow and Web services. Vignette Content Management (VCM) 7.3.1 completed its quality assurance phase and is shipping in limited availability release.

    2Q 2006 Financial Outlook

    Vignette currently anticipates second quarter 2006 revenue to be between $46 million and $50 million. Second quarter 2006 GAAP net income is currently expected to be between $0.00 and $0.05 per share on a fully diluted basis. On a non-GAAP basis, excluding the charges detailed below in the "Non-GAAP Financial Information" section, the company expects second quarter 2006 net income to be between $0.11 and $0.16 per share on a fully diluted basis. For a discussion of factors that could cause actual results to differ materially from these targets, see "Forward-Looking Statements" below.

    Conference Call Details

    Vignette will host a conference call and live webcast regarding its first quarter financial results at 8:00 a.m. EDT on Thursday, April 20, 2006. To access the webcast, visit the Investor Relations section of Vignette's Web site. If you are not able to access the live webcast, dial-in information is as follows:

    Dial-in number: 888-275-3515

    Call title: Vignette Financial Results

    The webcast and conference call will be archived and available for replay from Thursday, April 20, 2006, at 10:00 a.m. EDT to Saturday, May 20, 2006, at 11:59 p.m. EDT. The replay information is as follows:

    Toll-free number: 800-642-1687

    International number: 706-645-9291

    Access code: 7830872

    Non-GAAP Financial Information

    Vignette believes non-GAAP financial information provides a more accurate representation of the company's financial performance and uses non-GAAP information internally to evaluate and manage the company's operations. The presentation of this additional information is not a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

    About Vignette Corp.

    For more than 10 years, Vignette has helped organizations worldwide transform their content from a liability to an asset. Vignette's family of Enterprise Content Management (ECM) solutions lets these organizations leverage their records, documents, Web pages, images, multimedia and other unstructured content to create new opportunities, expand profits, and realize greater savings and efficiencies. Vignette (NASDAQ:VIGN) is headquartered in Austin, Texas with local operations worldwide. Visit www.vignette.com to see how the world's best-known organizations have worked with Vignette to increase their productivity, reduce their costs, manage their risk and improve their interactions with key constituents.

    Forward-Looking Statements

    This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements included in this document are based upon information available to Vignette as of the date hereof, and Vignette assumes no obligation to update any such forward-looking statement.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corp. in the United States and other countries.

    All other names are the trademarks or registered trademarks of their respective companies.


                         VIGNETTE CORPORATION
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (in thousands)

                                              March 31,   December 31,
                                                 2006         2005
                                             ------------ ------------
                    ASSETS                   (unaudited)
Current Assets:
 Cash, cash equivalents
  and short-term investments                    $201,953     $197,057
 Accounts receivable, net                         34,153       38,610
 Prepaid expenses & other current assets           7,932        7,828
                                             ------------ ------------

 Total current assets                            244,038      243,495

 Property and equipment, net                       7,994        8,191

 Investments -- other                              8,300        8,288
 Intangible assets, net                          152,555      154,746
 Other assets                                      2,030        2,441
                                             ------------ ------------
 Total assets                                   $414,917     $417,161
                                             ============ ============

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable & accrued expenses             $29,745      $35,757
 Deferred revenue                                 35,572       34,306
 Other current liabilities                         8,337        8,113
                                             ------------ ------------

 Total current liabilities                        73,654       78,176

 Deferred revenue -- less current portion          4,229        4,553
 Long-term liabilities -- less current
  portion                                          3,856        4,323
                                             ------------ ------------

 Total liabilities                                81,739       87,052
                                             ------------ ------------

 Stockholders' equity                            333,178      330,109
                                             ------------ ------------

    Total liabilities
     and stockholders' equity                   $414,917     $417,161
                                             ============ ============


                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data)

                                                  Three Months Ended
                                                       March 31,
                                                 ---------------------
                                                    2006       2005
                                                 ---------- ----------
                                                      (Unaudited)
Revenue:
 Product license                                   $15,466    $16,290
 Services                                           31,430     29,356
                                                 ---------- ----------

Total revenue                                       46,896     45,646

Cost of revenue:
 Product license                                       763        792
 Amortization of acquired technology                 1,254      2,004
 Services                                           14,418     12,992
                                                 ---------- ----------

Total cost of revenue                               16,435     15,788
                                                 ---------- ----------

Gross profit                                        30,461     29,858

Operating expenses:
 Research and development                            8,392      8,654
 Sales and marketing                                17,469     15,948
 General and administrative                          4,498      5,096
 Purchased in-process research and development,
  acquisition-related and other charges                 --        270
 Business restructuring credits                        (25)    (2,154)
 Amortization of intangible assets                     938      1,279
                                                 ---------- ----------

Total operating expenses                            31,272     29,093
                                                 ---------- ----------

Income (loss) from operations                         (811)       765

Other income, net                                    2,683      2,451
                                                 ---------- ----------

Income before income taxes                           1,872      3,216

Provision for income taxes                             504        498
                                                 ---------- ----------

Net income                                          $1,368     $2,718
                                                 ========== ==========

Basic net income per share                           $0.05      $0.09
                                                 ========== ==========

Diluted net income per share                         $0.05      $0.09
                                                 ========== ==========

Shares used in computing net income per share:
 Basic                                              29,504     28,982
 Diluted                                            29,819     29,506


                         VIGNETTE CORPORATION
          CONSOLIDATED STATEMENTS OF OPERATIONS -- NON-GAAP
                (in thousands, except per share data)

                                                  Three Months Ended
                                                       March 31,
                                                 ---------------------
                                                    2006       2005
                                                 ---------- ----------
                                                      (Unaudited)
Revenue:
 Product license                                   $15,466    $16,290
 Services                                           31,430     29,356
                                                 ---------- ----------

Total revenue                                       46,896     45,646

Cost of revenue:
 Product license                                       763        792
 Services(c)                                        14,293     12,992
                                                 ---------- ----------

Total cost of revenue                               15,056     13,784
                                                 ---------- ----------

Non-GAAP gross profit(a)(c)                         31,840     31,862

Operating expenses:
 Research and development(c)(d)                      8,318      8,670
 Sales and marketing(c)(d)                          17,219     15,936
 General and administrative(c)(d)                    4,252      4,960
                                                 ---------- ----------

Total operating expenses                            29,789     29,566
                                                 ---------- ----------

Non-GAAP income from operations(a)(b)(c)(d)          2,051      2,296

Other income, net(e)                                 2,160        970
                                                 ---------- ----------

Non-GAAP income before income
 taxes(a)(b)(c)(d)(e)                                4,211      3,266

Provision for income taxes                             504        498
                                                 ---------- ----------

Non-GAAP net income(a)(b)(c)(d)(e)                  $3,707     $2,768
                                                 ========== ==========

Non-GAAP basic net income
 per share(a)(b)(c)(d)(e)                            $0.13      $0.10
                                                 ========== ==========

Non-GAAP diluted net income
 per share(a)(b)(c)(d)(e)                            $0.12      $0.09
                                                 ========== ==========

Shares used in computing non-GAAP net income
 per share:
 Basic                                              29,504     28,982
 Diluted                                            29,819     29,506


Supplemental Data(a)(b)(c)(d)(e):

(a) For the three months ended March 31, 2006 and 2005, excludes amortization of technology acquired in the Tower Technology Inc., Epicentric Inc. and Intraspect Software Inc. business combinations ($1.3M and $2.0M, respectively).

(b) For the three months ended March 31, 2006 and 2005, excludes: (1) purchased in-process research and development, acquisition-related and other charges ($0.0M and $0.3M, respectively) (2) business restructuring credits ($25,000 and $2.1M), respectively; and (3) amortization of intangible assets ($0.9M and $1.3M, respectively).

(c) As of January 1, 2006 the Company adopted SFAS 123R and recorded $695,000 of stock option expense. For the three months ended March 31, 2006 excludes stock option expense related to: 1) Cost of revenue services ($125,000); (2) research and development ($74,000); (3) sales and marketing ($250,000); and (4) general and administrative ($246,000).

(d) For the three months ended March 31, 2005, excludes restricted stock award expense (credit) related to: (1) research and development ($16,000 credit) (2) sales and marketing ($12,000 charge); (3) general and administrative ($136,000 charge).

(e) For the three months ended March 31, 2006 excludes other income of $523,000 for the release of a liability recorded as part of the Tower Technology acquisition. For the three months ended March 31, 2005 excludes gains on the sales of equity investments of $1.5M.

NOTE: To supplement our consolidated financial statements presented in GAAP, Vignette uses non-GAAP measures of gross profit, operating loss, loss before income taxes, net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our financial performance.

    CONTACT: Vignette Corporation, Austin
             Investor Contact:
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
              or
             Media Contact:
             David Tishgart, 512-741-4871
             david.tishgart@vignette.com